Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Quarterly Adjusted Continuing Operations Earnings per Share of $0.46

All-Time Record Gross Profit and Achieved 100 Pre-Owned Retail Unit Sales per Store per Month

Second Quarter 2015 Results

•	Record Q2 total gross profit of $355.6 million, up 2.5% over the prior year quarter

•	Achieved milestone of retailing 100 pre-owned units per store per month for the quarter on a same store basis

•	All-time record quarterly pre-owned retail sales of 30,301 units, up 6.3% over the prior year quarter

•	All-time record quarterly fixed operations gross profit of $170.2 million, up 6.5% over the prior year quarter

•	Echo Park® stores retail 881 units, up 221 units, or 33.5%, from the prior quarter

CHARLOTTE, N.C. – July 20, 2015 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported adjusted net income from continuing operations for the second quarter of 2015 of $23.4 million, or $0.46 per diluted share. Included in these adjusted amounts are pre-tax expenses of $4.1 million, or $0.05 per diluted share, related to EchoPark® operations.

Adjusted net income from continuing operations for the second quarter of 2014 was $23.5 million, or $0.44 per diluted share. Included in these adjusted amounts are pre-tax expenses of $3.2 million, or $0.04 per diluted share, related to EchoPark® operations.

On a GAAP basis, net income from continuing operations and related diluted earnings per share for the second quarter of 2015 were $15.1 million and $0.30 per share, respectively, and net income from continuing operations and related diluted earnings per share for the second quarter of 2014 were $27.1 million and $0.51 per share, respectively. See the accompanying tables for a reconciliation of the adjusted balances to GAAP basis amounts and further details of the quarterly adjustments.

B. Scott Smith, Sonic’s President, noted, “I’m proud of our operations team for achieving the lofty goal of retailing 100 pre-owned vehicles per store per month. We have had quarters in the past when we approached achieving this metric and several months where we surpassed this metric, but it had never been achieved on a quarterly basis. Generating this type of retail activity fuels our fixed operations and F&I areas where we are most profitable.”

“We also worked to build our fixed operations business in the quarter. In addition to the benefits we experienced through the reconditioning work performed to achieve the sale of 100 pre-owned vehicles per store per month, we were able to grow overall same store fixed operations gross profit $13.1 million, or 8.5%, compared to the prior year quarter. Fixed operations growth was achieved in our customer pay, warranty and internal categories. This type of internal growth strategy is central to our One Sonic-One Experience (OSOE) initiative which is intended to grow the top-line revenue categories, generate retail activity, and realize benefits over multiple gross profit streams.”

Jeff Dyke, Sonic’s EVP of Operations, stated, “We had another very busy quarter at Sonic Automotive. From a franchise store perspective, we executed our playbook and delivered another solid operating performance allowing our team to leverage this performance while we build on our OSOE strategy and our EchoPark® business model. I am very excited about our pre-owned volume and the continued focus and execution from our team as they achieved 100 units per store per month for the quarter. Our focus on our fixed operations business, and in particular our customer pay business, is beginning to pay off and the result showed in the quarter. Warranty business was also robust.”

“Our OSOE strategy continues to make progress. The associated technology’s performance is working very well and as a result, we have decided to move ahead with the rollout of several of its technology applications that will benefit our guests and associates. Our proprietary CRM, desking and appraisal tools will be added to our stores over the next year and a half in the first wave of three planned waves that will ultimately result in the complete rollout of OSOE. We will roll out our F&I and pricing tools as part of the OSOE strategy once we are comfortable with our performance in the Charlotte test market.”

“EchoPark® made great strides again this quarter as we ramped up and executed our business plan. We are meeting our goals and have started the acquisition of properties for our next market. We plan to begin construction in this next market before the end of this year. We also plan on adding an additional five locations to our Denver market over the next twelve months. Our associates have created a culture in the stores which allows them to offer our customers an easy, transparent shopping experience and, as a result, our guest feedback is overwhelmingly positive. We expect our initial neighborhood locations in Denver will become cash flow positive prior to the end of this year and we have developed a next generation neighborhood store that further improves our guest experience and operational efficiency.”

Second Quarter 2015 Earnings Conference Call

Senior management will host a conference call today at 10:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Webcasts & Presentations.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 76953618

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 76953618

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated future success and impacts from the implementation of our planned customer experience and stand-alone pre-owned store initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2014. The Company does not undertake any obligation to update forward-looking information.

###

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400

C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,285,632	$1,283,231	$2,475,847	$2,395,521
Fleet vehicles	9,656	15,546	21,763	49,876

Total new vehicles	1,295,288	1,298,777	2,497,610	2,445,397
Used vehicles	658,794	603,868	1,252,536	1,163,684
Wholesale vehicles	41,131	44,765	82,789	86,363

Total vehicles	1,995,213	1,947,410	3,832,935	3,695,444
Parts, service and collision repair	346,164	329,134	669,358	647,905
Finance, insurance and other, net	82,363	76,736	156,963	146,317

Total revenues	2,423,740	2,353,280	4,659,256	4,489,666
Gross profit	355,554	346,947	690,513	675,947
Selling, general and administrative expenses	(284,661)	(268,914)	(555,523)	(532,887)
Impairment charges	(10,469)	(4)	(16,661)	(7)
Depreciation and amortization	(17,294)	(14,431)	(33,703)	(28,812)

Operating income (loss)	43,130	63,598	84,626	114,241
Other income (expense):
Interest expense, floor plan	(5,345)	(4,846)	(10,123)	(9,535)
Interest expense, other, net	(13,054)	(13,865)	(26,274)	(27,683)
Other income (expense), net	10	3	100	100

Total other income (expense)	(18,389)	(18,708)	(36,297)	(37,118)

Income (loss) from continuing operations before taxes	24,741	44,890	48,329	77,123
Provision for income taxes for continuing operations- benefit (expense)	(9,649)	(17,829)	(18,848)	(30,078)

Income (loss) from continuing operations	15,092	27,061	29,481	47,045

Income (loss) from discontinued operations	(311)	(68)	(732)	(666)

Net income (loss)	$14,781	$26,993	$28,749	$46,379

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.30	$0.51	$0.57	$0.89
Earnings (loss) per share from discontinued operations	(0.01)	—	(0.01)	(0.02)

Earnings (loss) per common share	$0.29	$0.51	$0.56	$0.87

Weighted average common shares outstanding	51,093	52,930	51,247	52,938

Gross Margin Data (Continuing Operations):
New retail vehicles	5.1%	5.8%	5.2%	5.8%
Fleet vehicles	(0.1%)	2.3%	(0.3%)	2.5%
Total new vehicles	5.0%	5.7%	5.1%	5.8%
Used vehicles	6.2%	6.2%	6.5%	6.7%
Wholesale vehicles	(6.5%)	(2.9%)	(3.5%)	(1.6%)
Parts, service and collision repair	49.2%	48.6%	48.8%	48.2%
Finance, insurance and other	100.0%	100.0%	100.0%	100.0%
Overall gross margin	14.7%	14.7%	14.8%	15.1%

SG&A Expenses (Continuing Operations):
Compensation	$167,811	$163,109	$329,669	$320,263
Advertising	15,358	13,864	30,689	27,982
Rent	18,246	18,643	36,500	37,178
Other	83,246	73,298	158,665	147,464

Total SG&A expenses	$284,661	$268,914	$555,523	$532,887
SG&A expenses as % of gross profit	80.1%	77.5%	80.5%	78.8%

Operating Margin %	1.8%	2.7%	1.8%	2.5%

Unit Data (Continuing Operations):
New retail units	34,676	34,847	66,010	64,876
Fleet units	287	558	642	1,660

Total new units	34,963	35,405	66,652	66,536
Used units	30,301	28,514	58,436	56,171
Wholesale units	8,010	7,738	15,787	15,118

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended June 30, 2015
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Average		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,784	$15,092		$(311)		$14,781
Effect of participating securities:
Non-vested restricted stock and stock units		(7)		—		(7)

Basic earnings (loss) and shares	50,784	$15,085	$0.30	$(311)	$(0.01)	$14,774	$0.29
Effect of dilutive securities:
Stock compensation plans	309

Diluted earnings (loss) and shares	51,093	$15,085	$0.30	$(311)	$(0.01)	$14,774	$0.29

Adjustments (net of tax):
Gain on disposal		$(645)	$(0.01)	$—	$—	$(645)	$(0.01)
Impairment charges		6,386	0.12	—	—	6,386	0.12
Storm damage and other		2,555	0.05	—	—	2,555	0.05

Total adjustments		$8,296	$0.16	$—	$—	$8,296	$0.16

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (1)		$23,388	$0.46	$(311)	$(0.01)	$23,077	$0.45

(1)	Expenses attributable to EchoPark® operations were $0.05 per fully diluted share in the three months ended June 30, 2015.

	Three Months Ended June 30, 2014
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,514	$27,061		$(68)		$26,993
Effect of participating securities:
Non-vested restricted stock and stock units		(87)		—		(87)

Basic earnings (loss) and shares	52,514	$26,974	$0.51	$(68)	$—	$26,906	$0.51
Effect of dilutive securities:
Stock compensation plans	416

Diluted earnings (loss) and shares	52,930	$26,974	$0.51	$(68)	$—	$26,906	$0.51

Adjustments (net of tax):
Gain on disposal		$(4,446)	$(0.08)	$—	$—	$(4,446)	$(0.08)
Storm damage and other		840	0.01	—	—	840	0.01

Total adjustments		$(3,606)	$(0.07)	$—	$—	$(3,606)	$(0.07)

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (2)		$23,455	$0.44	$(68)	$—	$23,387	$0.44

(2)	Expenses attributable to EchoPark® operations were $0.04 per fully diluted share in the three months ended June 30, 2014.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Six Months Ended June 30, 2015
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,819	$29,481		$(732)		$28,749
Effect of participating securities:
Non-vested restricted stock and stock units		(14)		—		(14)

Basic earnings (loss) and shares	50,819	$29,467	$0.58	$(732)	$(0.01)	$28,735	$0.57
Effect of dilutive securities:
Stock compensation plans	428

Diluted earnings (loss) and shares	51,247	$29,467	$0.57	$(732)	$(0.01)	$28,735	$0.56

Adjustments (net of tax):
Gain on disposal		$(583)	$(0.01)	$—	$—	$(583)	$(0.01)
Impairment charges		10,166	0.20	—	—	10,166	0.20
Storm damage and other		3,132	0.06	—	—	3,132	0.06

Total adjustments		$12,715	$0.25	$—	$—	$12,715	$0.25

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (3)		$42,196	$0.82	$(732)	$(0.01)	$41,464	$0.81

(3)	Expenses attributable to EchoPark® operations were $0.11 per fully diluted share in the six months ended June 30, 2015.

	Six Months Ended June 30, 2014
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,466	$47,045		$(666)		$46,379
Effect of participating securities:
Non-vested restricted stock and stock units		(151)		—		(151)

Basic earnings (loss) and shares	52,466	$46,894	$0.89	$(666)	$(0.01)	$46,228	$0.88
Effect of dilutive securities:
Stock compensation plans	472

Diluted earnings (loss) and shares	52,938	$46,894	$0.89	$(666)	$(0.02)	$46,228	$0.87

Adjustments (net of tax):
Gain on disposal		$(4,446)	$(0.08)	$—	$—	$(4,446)	$(0.08)
Storm damage and other		840	0.01	—	—	840	0.01
Effect of two-class method & rounding		—	—	—	0.01	—	0.01

Total adjustments		$(3,606)	$(0.07)	$—	$0.01	$(3,606)	$(0.06)

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (4)		$43,439	$0.82	$(666)	$(0.01)	$42,773	$0.81

(4)	Expenses attributable to EchoPark® operations were $0.06 per fully diluted share in the six months ended June 30, 2014.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,295,288	$1,298,777	$(3,489)		(0.3%)
Gross profit	$64,936	$74,193	$(9,257)		(12.5%)
Unit sales	34,963	35,405	(442)		(1.2%)
Revenue per unit	$37,047	$36,683	$364		1.0%
Gross profit per unit	$1,857	$2,096	$(239)		(11.4%)
Gross profit as a % of revenue	5.0%	5.7%	(70)	bps

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$2,497,610	$2,445,397	$52,213		2.1%
Gross profit	$128,285	$140,866	$(12,581)		(8.9%)
Unit sales	66,652	66,536	116		0.2%
Revenue per unit	$37,472	$36,753	$719		2.0%
Gross profit per unit	$1,925	$2,117	$(192)		(9.1%)
Gross profit as a % of revenue	5.1%	5.8%	(70)	bps

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,282,668	$1,252,870	$29,798		2.4%
Gross profit	$64,789	$71,765	$(6,976)		(9.7%)
Unit sales	34,575	34,125	450		1.3%
Revenue per unit	$37,098	$36,714	$384		1.0%
Gross profit per unit	$1,874	$2,103	$(229)		(10.9%)
Gross profit as a % of revenue	5.1%	5.7%	(60)	bps

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$2,472,920	$2,362,936	$109,984		4.7%
Gross profit	$127,227	$136,397	$(9,170)		(6.7%)
Unit sales	65,911	64,207	1,704		2.7%
Revenue per unit	$37,519	$36,802	$717		1.9%
Gross profit per unit	$1,930	$2,124	$(194)		(9.1%)
Gross profit as a % of revenue	5.1%	5.8%	(70)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$658,794	$603,868	$54,926		9.1%
Gross profit	$40,696	$37,473	$3,223		8.6%
Unit sales	30,301	28,514	1,787		6.3%
Revenue per unit	$21,742	$21,178	$564		2.7%
Gross profit per unit	$1,343	$1,314	$29		2.2%
Gross profit as a % of revenue	6.2%	6.2%	0	bps

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,252,536	$1,163,684	$88,852		7.6%
Gross profit	$81,540	$78,167	$3,373		4.3%
Unit sales	58,436	56,171	2,265		4.0%
Revenue per unit	$21,434	$20,717	$717		3.5%
Gross profit per unit	$1,395	$1,392	$3		0.2%
Gross profit as a % of revenue	6.5%	6.7%	(20)	bps

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$632,838	$581,024	$51,814		8.9%
Gross profit	$38,884	$36,647	$2,237		6.1%
Unit sales	28,973	27,397	1,576		5.8%
Revenue per unit	$21,842	$21,208	$634		3.0%
Gross profit per unit	$1,342	$1,338	$4		0.3%
Gross profit as a % of revenue	6.1%	6.3%	(20)	bps

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,205,597	$1,118,663	$86,934		7.8%
Gross profit	$78,897	$75,933	$2,964		3.9%
Unit sales	56,052	53,998	2,054		3.8%
Revenue per unit	$21,509	$20,717	$792		3.8%
Gross profit per unit	$1,408	$1,406	$2		0.1%
Gross profit as a % of revenue	6.5%	6.8%	(30)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$41,131	$44,765	$(3,634)		(8.1%)
Gross profit (loss)	$(2,676)	$(1,314)	$(1,362)		(103.7%)
Unit sales	8,010	7,738	272		3.5%
Revenue per unit	$5,135	$5,785	$(650)		(11.2%)
Gross profit (loss) per unit	$(334)	$(170)	$(164)		(96.5%)
Gross profit (loss) as a % of revenue	(6.5%)	(2.9%)	(360)	bps

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$82,789	$86,363	$(3,574)		(4.1%)
Gross profit (loss)	$(2,884)	$(1,409)	$(1,475)		(104.7%)
Unit sales	15,787	15,118	669		4.4%
Revenue per unit	$5,244	$5,713	$(469)		(8.2%)
Gross profit (loss) per unit	$(183)	$(93)	$(90)		(96.8%)
Gross profit (loss) as a % of revenue	(3.5%)	(1.6%)	(190)	bps

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$39,497	$43,326	$(3,829)		(8.8%)
Gross profit (loss)	$(2,344)	$(1,307)	$(1,037)		(79.3%)
Unit sales	7,637	7,476	161		2.2%
Revenue per unit	$5,172	$5,795	$(623)		(10.8%)
Gross profit (loss) per unit	$(307)	$(175)	$(132)		(75.4%)
Gross profit (loss) as a % of revenue	(5.9%)	(3.0%)	(290)	bps

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$80,270	$83,573	$(3,303)		(4.0%)
Gross profit (loss)	$(2,530)	$(1,331)	$(1,199)		(90.1%)
Unit sales	15,160	14,621	539		3.7%
Revenue per unit	$5,295	$5,716	$(421)		(7.4%)
Gross profit (loss) per unit	$(167)	$(91)	$(76)		(83.5%)
Gross profit (loss) as a % of revenue	(3.2%)	(1.6%)	(160)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$146,548	$145,040	$1,508		1.0%
Warranty	57,150	47,050	10,100		21.5%
Wholesale parts	45,850	47,145	(1,295)		(2.7%)
Internal, sublet and other	96,616	89,899	6,717		7.5%

Total	$346,164	$329,134	$17,030		5.2%

Gross profit
Customer pay	$80,286	$79,606	$680		0.9%
Warranty	32,679	25,671	7,008		27.3%
Wholesale parts	8,148	8,308	(160)		(1.9%)
Internal, sublet and other	49,122	46,274	2,848		6.2%

Total	$170,235	$159,859	$10,376		6.5%

Gross profit as a % of revenue
Customer pay	54.8%	54.9%	(10)	bps
Warranty	57.2%	54.6%	260	bps
Wholesale parts	17.8%	17.6%	20	bps
Internal, sublet and other	50.8%	51.5%	(70)	bps

Total	49.2%	48.6%	60	bps

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$284,171	$286,162	$(1,991)		(0.7%)
Warranty	110,648	93,641	17,007		18.2%
Wholesale parts	90,862	95,089	(4,227)		(4.4%)
Internal, sublet and other	183,677	173,013	10,664		6.2%

Total	$669,358	$647,905	$21,453		3.3%

Gross profit
Customer pay	$155,963	$157,605	$(1,642)		(1.0%)
Warranty	62,440	50,909	11,531		22.7%
Wholesale parts	16,287	16,469	(182)		(1.1%)
Internal, sublet and other	91,919	87,023	4,896		5.6%

Total	$326,609	$312,006	$14,603		4.7%

Gross profit as a % of revenue
Customer pay	54.9%	55.1%	(20)	bps
Warranty	56.4%	54.4%	200	bps
Wholesale parts	17.9%	17.3%	60	bps
Internal, sublet and other	50.0%	50.3%	(30)	bps

Total	48.8%	48.2%	60	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$145,235	$140,701	$4,534		3.2%
Warranty	56,672	45,065	11,607		25.8%
Wholesale parts	45,502	45,855	(353)		(0.8%)
Internal, sublet and other	93,761	87,105	6,656		7.6%

Total	$341,170	$318,726	$22,444		7.0%

Gross profit
Customer pay	$79,537	$77,320	$2,217		2.9%
Warranty	32,435	24,631	7,804		31.7%
Wholesale parts	8,082	8,064	18		0.2%
Internal, sublet and other	47,764	44,676	3,088		6.9%

Total	$167,818	$154,691	$13,127		8.5%

Gross profit as a % of revenue
Customer pay	54.8%	55.0%	(20)	bps
Warranty	57.2%	54.7%	250	bps
Wholesale parts	17.8%	17.6%	20	bps
Internal, sublet and other	50.9%	51.3%	(40)	bps

Total	49.2%	48.5%	70	bps

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$281,002	$277,187	$3,815		1.4%
Warranty	109,644	89,838	19,806		22.0%
Wholesale parts	90,082	92,522	(2,440)		(2.6%)
Internal, sublet and other	178,717	167,665	11,052		6.6%

Total	$659,445	$627,212	$32,233		5.1%

Gross profit
Customer pay	$154,225	$152,877	$1,348		0.9%
Warranty	61,892	48,901	12,991		26.6%
Wholesale parts	16,135	15,971	164		1.0%
Internal, sublet and other	89,573	83,821	5,752		6.9%

Total	$321,825	$301,570	$20,255		6.7%

Gross profit as a % of revenue
Customer pay	54.9%	55.2%	(30)	bps
Warranty	56.4%	54.4%	200	bps
Wholesale parts	17.9%	17.3%	60	bps
Internal, sublet and other	50.1%	50.0%	10	bps

Total	48.8%	48.1%	70	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$82,363	$76,736	$5,627	7.3%
Gross profit per retail unit (excludes fleet)	$1,268	$1,211	$57	4.7%

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$156,963	$146,317	$10,646	7.3%
Gross profit per retail unit (excludes fleet)	$1,261	$1,209	$52	4.3%

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$80,573	$74,237	$6,336	8.5%
Gross profit per retail unit (excludes fleet)	$1,274	$1,218	$56	4.6%

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$153,702	$141,419	$12,283	8.7%
Gross profit per retail unit (excludes fleet)	$1,267	$1,213	$54	4.5%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended June 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands)
Reported:
Compensation	$167,811	$163,109	$(4,702)		(2.9%)
Advertising	15,358	13,864	(1,494)		(10.8%)
Rent	18,246	18,643	397		2.1%
Other	83,246	73,298	(9,948)		(13.6%)

Total	$284,661	$268,914	$(15,747)		(5.9%)

SG&A expenses as a % of gross profit
Compensation	47.2%	47.0%	(20)	bps
Advertising	4.3%	4.0%	(30)	bps
Rent	5.1%	5.4%	30	bps
Other	23.5%	21.1%	(240)	bps

Total	80.1%	77.5%	(260)	bps

	Six Months Ended June 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands)
Reported:
Compensation	$329,669	$320,263	$(9,406)		(2.9%)
Advertising	30,689	27,982	(2,707)		(9.7%)
Rent	36,500	37,178	678		1.8%
Other	158,665	147,464	(11,201)		(7.6%)

Total	$555,523	$532,887	$(22,636)		(4.2%)

SG&A expenses as a % of gross profit
Compensation	47.7%	47.4%	(30)	bps
Advertising	4.4%	4.1%	(30)	bps
Rent	5.3%	5.5%	20	bps
Other	23.1%	21.8%	(130)	bps

Total	80.5%	78.8%	(170)	bps